EXHIBIT 10.19

         OFFICIAL RECORDS
         BOOK         PAGE
         2992         0137
         SEMINOLE CO. FL.
         [LANDSCAPED]

Record and Return to:
Kevin M. Walsh, Esq.
The Mutual Life Insurance
Company of New York
c/o ARES Realty Capital, Inc.
5775-E Glenridge Drive, Suite 100
Atlanta, GA 30328

                               FLORIDA REAL ESTATE
                         MORTGAGE AND SECURITY AGREEMENT

         THIS FLORIDA REAL ESTATE MORTGAGE AND SECURITY AGREEMENT (hereinafter called "Mortgage") is made and entered into this 9th day of November, 1995 by and between EQUITY ONE (LAKE MARY) INC., a Florida corporation (hereinafter called "MORTGAGOR"), which Mortgagor maintains offices at Penthouse, 777 17th Street, Miami Beach, Florida 33139, and THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, with offices at 1740 Broadway, New York, New York 10019, (hereinafter called "Mortgagee");


                             W I T N E S S E T H :

         WHEREAS, Mortgagor is justly and lawfully indebted to Mortgagee in the sum of THIRTEEN MILLION FOUR HUNDRED TWENTY-TWO THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($13,422,500.00), evidenced by that certain Note Secured By First Real Estate Lien (hereinafter called the "Note"), executed by Mortgagor, bearing the same date as this instrument, to be paid according to its terms, the final payment of which is due and payable on December 1, 2010.

         Mortgagor covenants, represents and agrees there is now due and owing on the Note secured by this Mortgage, without offset or defense, the principal sum of $13,422,500.00, with interest which is a first lien of $13,422,500.00.

         NOW, THEREFORE, to secure the payment of the aforesaid indebtedness, and such future or additional advances as may be made by the Mortgagee, at its option, to the Mortgagor, or its successor(s) in title, for any purpose, provided that all those advances are to be made within twenty (20) years from the date of this Mortgage, or within such lesser period of time as may be provided hereafter by law as a prerequisite for the sufficiency of actual notice or record notice of the optional future or additional advances as against the rights of creditors or subsequent purchasers for valuable consideration; the total amount of indebtedness secured by this Mortgage may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed the maximum principal amount of TWENTY-SIX MILLION EIGHT HUNDRED FORTY-FIVE THOUSAND AND NO/100 DOLLARS ($26,845,000.00), plus interest, and any disbursements made for


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         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0138
         SEMINOLE CO. FL.
         [LANDSCAPED]

the payment of ad valorem real estate taxes, levies or insurance on the property covered by the lien of this Mortgage with interest on those disbursements; the Mortgagor hereby grants, bargains, sells, conveys, assigns, transfers, mortgages, pledges, delivers, sets over, warrants and confirms to the Mortgagee:

         ALL those certain lots, pieces, or parcels of land with the buildings and improvements now and/or hereafter situate thereon, commonly known as Lake Mary Centre, lying and being in Seminole County, Florida (hereinafter collectively called the "Property"), the legal description of which is set forth on Exhibit A attached hereto and by this reference made a part hereof with the same force and effect as though the contents of said Exhibit A were set forth herein at length.

         TOGETHER WITH all and singular the tenements, hereditaments, easements, including that certain Declaration of Reciprocal Easements dated November 13, 1987 and recorded in Official Records Book 1906, page 797, of the Public Records of Seminole County, Florida, and that certain Supplemental Declaration of Reciprocal Easements dated August 18, 1988 and recorded in Official Records Book 1988, Page 1502, of the Public Records of Seminole County, Florida, riparian and other rights thereunto now or hereafter belonging or in anywise appertaining; and the rights, if any, in all adjacent roads, ways, streams and alleys; and the reversion or reversions, remainder and remainders, rents, issues and profits thereof; and also all the estate, right, title, interest, property, claim and demand whatsoever of the Mortgagor of, in and to the same and of, in and to every part and parcel thereof.

         TOGETHER WITH all machinery, apparatus, equipment, fittings, fixtures, furniture and furnishings, which furniture and fixtures shall be free of liens prior to the lien of this instrument, whether actually or constructively attached to said Property, including all trade, domestic and ornamental fixtures, and articles of property of every kind and nature whatsoever (hereinafter collectively called "Equipment"), now or hereafter owned by Mortgagor and located in, upon or under said Property or any part thereof and used or useable in connection with any present or future operation of said Property, including, but not limiting the generality of the foregoing, all heating, air conditioning, air cooling, sprinkling, freezing, lighting, electric distribution, laundry and incinerating apparatus, fixtures, conduits and attachments, and dynamo and generating equipment; engines, pipes, pumps, tanks, motors, switchboards, lifting stations, plumbing and plumbing fixtures; lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating, sewage processing and communications apparatus; boilers, ranges, furnaces, oil burners or units thereof; appliances, carpeting, underpadding, vacuum cleaning systems; elevators, escalators; shades, awnings, screens, blinds, storm doors and windows; all of which foregoing items set forth in this paragraph are hereby declared to be part of the real estate and covered by this Mortgage; together also with all additions thereto and replacements thereof (Mortgagor hereby agreeing with respect to all additions and replacements, to execute and deliver from time to time such further instruments as may be requested by Mortgagee to confirm their inclusion herein.)

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         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0139
         SEMINOLE CO. FL.
         [LANDSCAPED]

         TOGETHER WITH (a) any and all awards or payments, including interest thereon and the right to receive the same, growing out of or as a result of any exercise of the right of eminent domain, including the taking of said Property or payment for alteration of the grade of any street upon which said Property abuts, or any other injury to, taking of, or decrease in the value of, said Property to the extent of all amounts which may be owing the indebtedness secured by this Mortgage at the date of receipt of any such award or payment by Mortgagee, and the reasonable attorney's fees, costs and disbursements incurred by Mortgagee in connection with the collection of such award or payment; (b) any unearned premiums on any hazard, casualty, liability, or other insurance policy carried by Mortgagor for the benefit of Mortgagee and/or the Property; and (c) Mortgagor's rights under any and all contracts, permits, licenses, plans or intangibles now or hereafter dealing with, affecting or concerning the Property, including, but not limited to, all contracts of Mortgagor for or related to the construction of improvements on or upon the Property, and all of Mortgagor's rights arising from or growing out of such contracts, including performance and/or materialmen's bonds and any other related choses-in-action.

         TOGETHER WITH (a) all of Mortgagor's rights further to encumber said Property for debt except by such encumbrance which by its actual terms and specifically expressed intent shall be and at all times remain subject and subordinate to (i) any and all tenancies in existence when such encumbrance becomes effective, and (ii) any tenancies thereafter created; Mortgagor hereby
(i) representing as a special inducement to Mortgagee to make this loan, that as of the date hereof there are no encumbrances to secure debt junior to this Mortgage, and (ii) covenanting that there are to be none as of the date hereof or the date when this Mortgage is recorded; and (b) all of Mortgagor's rights to enter into any lease or lease agreement which would create any tenancy that is or may become subordinate in any respect to any mortgage other than this Mortgage.

         TO HAVE AND TO HOLD the above-described and granted Property, Equipment, appurtenances and rights, all of which are collectively referred to herein as the "Premises" unto the Mortgagee in fee simple forever.

         PROVIDED, HOWEVER, that these presents are upon the condition that if the Mortgagor shall pay or cause to be paid to the Mortgagee the principal and all interest payable in respect to the Note or any future advance made hereunder at the time and in the manner stipulated therein and herein, all without any deduction or credit for taxes or other similar charges paid by the Mortgagor, and shall keep, perform and observe all and singular the covenants and promises in the Note, and/or future advance agreement, and any renewal, extension or modification thereof, and in this Mortgage expressed to be kept, performed and observed by and on the part of the Mortgagor, all without delay, then this Mortgage, and all the interests and rights hereby granted, bargained, sold, conveyed, assigned, transferred, mortgaged, pledged, delivered, set over, warranted and confirmed, shall cease, terminate and be void, but shall otherwise remain in full force and effect.

         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0140
         SEMINOLE CO. FL.
         [LANDSCAPED]

         Mortgagor covenants and warrants that Mortgagor has good and marketable title to the Premises and is lawfully seized and possessed of the Premises in fee simple and has good right to sell and convey the same; that the Premises are unencumbered except as may be herein expressly provided except for those encumbrances which appear as exceptions title within the updated title commitment, dated November __, 1995, from Lawyers Title Insurance Company, Commitment Number 2-9501267A; that the Mortgage, when properly recorded, shall be a first lien on the Premises, and that Mortgagor will forever warrant and defend the Premises unto the Mortgagee against the lawful claims and demands of all persons whomsoever and shall make such further assurances to perfect fee simple title to the Premises in the Mortgagee as reasonably may be required. The Mortgagor further covenants and agrees with the Mortgagee as follows:

         1. The Mortgagor will pay all sums due Mortgagee at the time and in the manner provided under the Note, this Mortgage or any instrument evidencing a future advance or any other instrument evidencing and/or securing the indebtedness secured hereby. Prepayment shall only be permitted under the terms concerning prepayment set forth in the Note.

         2. Mortgagor will pay, when due and payable, all taxes, assessments (general or special) and other charges levied on, or assessed, placed or made against the Premises, this instrument, and/or the Note, and/or any interest of the Mortgagee in the Premises, and/or the obligations secured hereby or reflected herein, and deliver to Mortgagee receipts showing payment in full of the same at least thirty (30) days before the last day upon which such taxes or assessments may be paid without the imposition of interest or other late charge or penalty. Mortgagee shall not enforce this Paragraph 2 so long as Mortgagor is not in default under this Mortgage (including, without limitation Paragraph 3) or under the Note which it secures. Nothing herein contained shall require Mortgagor to pay Mortgagee's income taxes.

         3. Mortgagor shall pay to Mortgagee in advance, together with, and in addition to, the payments of principal and/or interest payable under the terms of the Note or any instrument covering any future advance or any modification of either or both of them, on the required monthly installment paying dates, an amount sufficient, as estimated by Mortgagee, to provide Mortgagee with funds to pay said taxes, assessments and other charges next due thirty (30) days prior to the date when the same are due (as modified by the provisions of Paragraph 8 below). In no event shall Mortgagee be liable for any interest on any amount paid to it as herein required. Mortgagor will furnish to Mortgagee, thirty (30) days before the date on which the same shall become due, an official statement of the amount of said taxes and assessments next due and Mortgagee shall pay said charges, but only if sufficient funds remain in the impound account. An official receipt therefor shall be conclusive evidence of such payment and of the validity of any such charge. In the event that the Mortgagee elects to pay any such taxes or assessments, notwithstanding that there

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         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0141
         SEMINOLE CO. FL.
         [LANDSCAPED]

are insufficient funds in the account, the amount advanced in excess of such amount shall become immediately due and payable to Mortgagee and shall become part of the secured indebtedness and bear interest at the rate of interest set forth in the Note from the date of such advancement unless such advance has been made after there has been a default as herein defined in which event interest shall be charged at the Augmented Rate (as defined in the Note). In the event of any default hereunder, Mortgagee may, at its option, apply such impounds so held by it on account of the indebtedness in such order of priority as the Mortgagee may deem appropriate. The amount of existing credit hereunder at the time of any transfer of the title to the Premises shall, without any specific assignment thereof, inure to the benefit of the successor/owner of the Premises. Upon payment in full of the secured indebtedness, the amount of any unused credit shall be paid over to the owner of record as of the date of such full payment.

         4. (a) The Mortgagor will keep the buildings on the Premises and the Equipment insured by policies, in form approved by Mortgagee, for the benefit of Mortgagee, with companies approved by Mortgagee, against loss or damage by fire, lightning, windstorm, vandalism, malicious mischief, hail, explosion, collapse, riot, riot attending a strike, civil commotion, aircraft, vehicles, flood and smoke and (as, when and to the extent insurance against war risk is obtainable from the United States of America or any agency thereof) against war risks, and maintain rent coverage and broad form extended coverage, all in amounts approved by Mortgagee (but in no event lower than the greater of the amount of the subject indebtedness and the replacement cost of the Premises); that on blanket policies an Agreed Amount Endorsement shall be provided; that regardless of the types or amounts of insurance required and approved by the Mortgagee, the Mortgagor will assign and deliver to the Mortgagee all policies of insurance or certified copies of such policies together with certificates of insurance which insure against any loss or damage to the Premises, as collateral and further security for the payment of the money secured by this Mortgage, with loss payable to the Mortgagee pursuant to an acceptable mortgagee clause, without contribution, satisfactory to the Mortgagee; that if the Mortgagor defaults in so insuring the Premises or in so assigning and delivering the policies, the Mortgagee may, at the option of the Mortgagee, effect such insurance from year to year and pay the premiums therefor, and that the Mortgagor will reimburse the Mortgagee for any premiums so paid, with interest at the Augmented Rate (as defined in the Note) from time of such payment, on demand, and the same shall be secured by this Mortgage; that if the Mortgagee by reason of such insurance receives any money for loss or damage, such amount may, at the option of the Mortgagee, be retained and applied by the Mortgagee toward the payment of the indebtedness, or be paid over wholly or in part to the Mortgagor for the repair of said buildings or for the erection of new buildings in their place, or for any other purpose or object satisfactory to the Mortgagee, but the Mortgagee shall not be obligated to see to the proper application of any amount paid over to the Mortgagor; (b) that not less than thirty (30) days prior to the expiration dates of each policy required of the Mortgagor pursuant to this paragraph, the Mortgagor will deliver to the Mortgagee a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment satisfactory to the Mortgagee; (c) that in the event of a foreclosure of this Mortgage the purchaser of the

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         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0142
         SEMINOLE CO. FL.
         [LANDSCAPED]

Premises shall succeed to all the rights of the Mortgagor, including any right to unearned premiums, in and to all policies of insurance assigned and delivered to the Mortgagee pursuant to the provisions of this paragraph) and (d) in addition to the foregoing, Mortgagor shall obtain and carry, or cause to be obtained and carried, for the benefit of itself, its tenant(s) and Mortgagee, commercial general liability insurance in which the Mortgagor, its tenant(s) and Mortgagee are named as additional insureds with initial limits of not less than Three Million and No/100 Dollars ($3,000,000.00) or such greater or, different limits as Mortgagee may reasonably require with such companies, on such terms in such form and for such periods as Mortgagee shall from time to time approve. Such policy shall also be endorsed to cover the liability of the Mortgagor and its tenant(s) with respect to damages arising from any loss or damage sustained by any person while on the Premises. Evidence of the payment of premiums for each policy, satisfactory to Mortgagee, shall be timely deposited with Mortgagee and each such policy shall be noncancellable without at least thirty (30) days' advance written notice to Mortgagee and Mortgagee shall receive the replacement or renewal policy from the Mortgagor at least thirty (30) days prior to the expiration of any expiring policy. In addition to all of the above, in the event the subject Premises is within a flood zone, Mortgagor shall obtain Flood Insurance on the subject property and improvements, to be issued by a company acceptable to Mortgagee, with such policy and coverage and in such amount as shall be acceptable to Mortgagee.

         5. No building or other property now or hereafter covered by the lien of this Mortgage shall be removed, demolished or materially altered or enlarged, nor shall any new building be constructed without the prior written consent of the Mortgagee, except that the Mortgagor shall have the right, without such consent, to remove and dispose of, free from the lien of this Mortgage, such Equipment as from time to time may become worn out or obsolete provided that simultaneously with or prior to such removal any such Equipment shall be replaced with other equipment of a value at least equal to that of the replaced Equipment and free from any title retention or other security agreement or other encumbrance, and by such removal and replacement, the Mortgagor shall be deemed to have subjected such new Equipment to the lien of this Mortgage. All buildings and other improvements which comprise a portion of the Premises shall be maintained in tenantable condition and free of structural deficiency.

         6. The Mortgagor will maintain and operate, and do everything necessary to maintain and operate, the Premises in good condition and repair and in a first-class manner, and will not commit or suffer any waste of the Premises, and will comply with, or cause to be complied with, all statutes, ordinances and requirements of any governmental authority having jurisdiction over the Premises or its use; that the Mortgagor will promptly pay all utility fees for service provided to the Premises; that the Mortgagor will promptly repair, restore, replace or rebuild any part of the Premises now or hereafter subject to the lien of this Mortgage which may be damaged or destroyed by any casualty whatsoever or which may be affected by any proceeding of the character referred to in Paragraph 24 below; that the Mortgagor will complete and pay for, within a reasonable time, any structure at any time

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         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0143
         SEMINOLE CO. FL.
         [LANDSCAPED]

in the process of construction on the Property; and that the Mortgagor will not initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance, easement, or other public or private restrictions, limiting or defining the uses which may be made of the Property or any part thereof.

         7. The Mortgagee and any persons authorized by the Mortgagee shall have the right to enter and inspect the Premises at all reasonable times; and that if, at any time after default by the Mortgagor in the performance of any of the terms, material covenants or provisions of this Mortgage or the Note, the management or maintenance of the Premises shall be determined by the Mortgagee in the exercise of reasonable business judgment to be unsatisfactory, the Mortgagor shall employ, for the duration of such default and at Mortgagor's sole expense, as managing agent of the Premises, any person from time to time designated by the Mortgagee.

         8. Mortgagor shall faithfully perform the covenants of Mortgagor as lessor or lessee under any present and future leases (including without limitation all ground leases and all space leases) affecting all or any portion of the Premises, and neither do nor neglect to do, nor permit to be done, anything which may cause the termination of said leases, or any of them, except with the prior written consent duly issued by the Mortgagee, or which may diminish or impair their value, or the rents provided for therein, or the interest of Mortgagor or Mortgagee therein or thereunder. All such leases are to be subordinate to or superior, at Mortgagee's option, to the lien of this instrument. No such ]ease shall be subordinate to any lien or charge other than the lien of this instrument, or depend in any manner upon property not subject to the lien of this instrument. Mortgagor, without first obtaining the written consent of Mortgagee thereto, shall not (a) assign the rents, or any part thereof, from the Premises, (b) enter into any lease of the Premises or any portion thereof, (c) consent to the cancellation or surrender of any lease of the Premises, or any part thereof, now existing or hereafter to be made, (d) modify any such lease so as to shorten the unexpired term thereof, or so as to decrease the amount of the rent payable thereunder and/or (e) allow any such lease to be subordinate to a lien or charge other than the lien held by Mortgagee pursuant to this Mortgage and the other documents evidencing and/or securing the indebtedness secured hereby and/or (f) collect any rent more than two (2) months in advance of the due date thereof. Mortgagor shall procure and deliver to the Mortgagee at any time within thirty (30) days after notice and demand, estoppel letters or certificates from tenants in possession of the Premises, or any part thereof, as required by, and in form and substance satisfactory to Mortgagee in the exercise of its reasonable discretion unless a given lease dictates that a different form be used, and deliver to Mortgagee a recorded assignment of all the lessor's interest in said leases, in form and substance satisfactory to Mortgagee (in addition to the assignment hereunder), and proof of due service of a copy of said assignment on each lessee, either personally or by prepaid certified mail, return receipt requested. This assignment is a present and complete assignment from the Mortgagor to Mortgagee and is not merely the granting of the security interest. The parties hereto further intend that the rents (and any payments made in lieu

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         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0144
         SEMINOLE CO. FL.
         [LANDSCAPED]

of rents) be absolutely assigned, so that such rents and other payments are no longer the property of the Mortgagor during the term of this instrument and do not constitute any of the assets of any estate of the Mortgagor as defined by 11 USC /section/541 of the Bankruptcy Code and that such rents and other payment will not constitute collateral, cash, or otherwise, of the Mortgagor. The Mortgagor waives any rights of set-off against the said lessees or any of them.

         No lease shall be dependent for any purpose on any property other than that which secures this Mortgage nor shall any lease include, in the description of demised premises, by reference or otherwise, any property other than that which secures this Mortgage Except as set forth above, no lease shall be deemed acceptable to Mortgagee unless and until express written approval thereof is given by Mortgagee.


         Notwithstanding anything contained herein to the contrary, Mortgagor shall be permitted without first obtaining Mortgagees prior written consent to enter into leases for tenants occupying 5,000 square feet or less provided that such lease is on a standard form approved by Mortgagee and the economic terms of such lease meet then current market standards. Further, Mortgagor shall be permitted to make modifications to leases and to consent to lease assignments and sublets or to terminate leases if the tenant is in monetary default thereunder without obtaining Mortgagee's prior written consent, provided such modification and/or lease assignment or sublet pertains to a tenant leasing less than 5,000 square feet. Mortgagor shall submit to Mortgagee a standard lease form for review and approval. All other changes or lease modifications will require Mortgagee's consent in each instance.

         Notwithstanding anything contained herein to the contrary, Mortgagee acknowledges that K-Mart is separately assessed for its share of real estate taxes and assessments and shall be permitted to pay its share of the real estate taxes and assessments directly to Seminole County and any other applicable and the appropriate taxing authority so that no monthly deposit will be collected for K-Mart. As to the out parcels currently occupied by Chili's; Burger King; and NationsBank; Mortgagee also acknowledges that said out parcel tenants are also separately assessed for real estate taxes and assessments and may pay their taxes directly to Seminole County or other applicable or appropriate taxing authority and no monthly tax escrow will be collected for such tenants provided such out parcel tenants remain as tenants at the Premises and that such out parcel tenants maintain substantially the same financial strength in the future as they have as of the date hereof as evidenced in the annual report for each respective out parcel tenant copies of which shall be obtained upon the issuance thereof and forwarded by Mortgager to Mortgagee. If there is a change in the financial strength of an out parcel tenant as evidenced in its annual report, Mortgagor agrees that as to that out parcel tenant that Mortgagee will require the collection of a monthly tax escrow. Mortgagor agrees that in the event it receives the tax bills for any tenant within the Premises that pays its tax bill directly to Seminole County or other applicable and appropriate taxing authority that Mortgagor will forward copies of the tax bill to the respective tenant so as to assure timely payment of such tax bill. Provided that Mortgagee has sufficient sums on deposit to pay the real estate taxes and assessments for

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         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0145
         SEMINOLE CO. FL.
         [LANDSCAPED]

which Mortgagee has collected an escrow, Mortgagee will endeavor to pay such real estate taxes and assessments in November of each year so as to take advantage of the discount currently offered for early payment.

         9. Mortgagor shall execute and deliver (and pay the costs of preparation and recording thereof) to Mortgagee and to any subsequent holder hereof, from time to time upon demand, any further instrument or instruments, including, but not limited to mortgages, security agreements, financing statements, assignments and renewal and substitution notes, so as to reaffirm, to correct and to perfect the evidence of the obligation hereby secured and the legal security title of Mortgagee to all or any part of the Premises intended to be hereby mortgaged, whether now mortgaged, later substituted for, or acquired subsequent to the date of this Mortgage and extensions or modifications hereof.

         10. The Mortgagor and Mortgagee, upon request from each other respectively, made either personally or by mail, shall certify, by a writing duly acknowledged to the other, or to any proposed assignee of this Mortgage, the amount of principal and interest then owing on this Mortgage and whether any offsets or defenses exist against the mortgage debt within six (6) days in case the request is made personally, or within ten (10) days after the receipt of such request in case the request is made by mail.

         11. Mortgagor shall provide to Mortgagee quarterly together with the operating statements set forth below, a current rent roll for the Premises in form and substance satisfactory to Lender. Each such rent roll shall be certified by a principal in the ownership of the Premises and shall contain, at a minimum, each of the following: tenant's name; suite number or space number (as applicable); the exact number of Net Rentable Square Feet; the rental rate, the exact description of all renewal options; a specific description of all additional rents being paid (i.e., CAM; insurance, taxes; etc.); and a statement indicating whether or not the specific tenant is actually in occupancy and is actually paying rent as stated in said rent roll. Mortgagor shall provide to Mortgagee quarterly operating statements (to include current cash flow and up-to-date payables and receivables) for the Premises, all to be in form and content satisfactory to Mortgagee, and all to be received by Mortgagee by the fifteenth (l5th) day of the following months (i.e., respectively, April 15; July 15; October 15; and January 15). The first such items shall be due January 15, 1996, for the period from the date hereof through December 31, 1995. All such operating statements must be prepared by a duly qualified independent certified accountant and certified by Mortgagor showing, in detail, all such income and expenses since the last such quarterly operating statement. Mortgagor shall deliver to Mortgagee within ninety (90) days after the close of each fiscal year of Mortgagor, in form and detail satisfactory to the Mortgagee, (i) an annual audited financial statement on the Mortgagor and the parent company of the Mortgagor, Equity One, Inc.; (ii) a statement in such reasonable detail as Mortgagee may request, certified by the affidavit of a principal in the ownership of the Property, of the leases relating to the Premises, and (iii) a statement in such reasonable detail as Mortgagee may request, certified by a certified public accountant acceptable to Mortgagee, or by Mortgagor's accountant but only if, supported by the affidavit of a principal in the ownership of the Property, of the income from and expenses of the

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         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0146
         SEMINOLE CO. FL.
         [LANDSCAPED]

following: (a) the conduct of any business on the Premises, (b) the operation of the Premises, or (c) the leasing of the Premises, or any part thereof, for the previous fiscal year, and, on demand, Mortgagor shall furnish to Mortgagee copies of any executed leases and convenient facilities for the audit and verification of any such statement. All information (operating statements, rent rolls, etc.) required to be furnished to Mortgagee pursuant to this instrument shall be addressed as follows: The Mutual Life Insurance Company of New York, c/o ARES Realty Capital, Inc., Suite 100, 5775-E Glenridge Drive, Atlanta, Georgia 30328, Attention: Mr. John Beeland. Mortgagor represents that its tax year ends December 31st. All such information, including without limitation, the annual and the quarterly materials required hereunder, shall only include the information concerning the Premises and not information concerning any property not included within the Premises.

         12. All rents, issues and profits of the mortgaged Premises and the right, title and interest of the Mortgagor in and under all leases now or hereafter affecting said Premises are hereby assigned and transferred to the Mortgagee. So long as no default shall exist in compliance with any requirement hereof or of any other instrument at any time executed with respect to this Mortgage, the Mortgagor may collect assigned rents and profits for not more than two (2) months in advance of the due date thereof, but upon the occurrence of any such default, or at such later time as the Mortgagee in its sole discretion may fix by written notice, all right of the Mortgagor to collect or receive rents or profits shall wholly terminate.

         13. There shall be no construction on the property covered by this Mortgage (other than repairs and maintenance in the ordinary course of business) without the prior written approval and consent of Mortgagee after the submission of plans and specifications for such construction to Mortgagee.

         14. The whole of the principal sum and the interest secured hereby shall become due at the option of the Mortgagee and the Mortgagee shall have all the rights accorded Mortgagee by law and hereunder to enforce this Mortgage and the Note secured hereby: (a) after default in the payment of any installment of principal and/or of interest under the Note; or (b) thirty (30) days after written notice for the default in the payment of any tax, water rate or assessment after the same becomes due; or (c) after default after thirty (30) days' notice and demand either in assigning and delivering the policies of insurance herein described or referred to or in reimbursing the Mortgagee for premiums paid on such insurance as herein provided; or (d) after default for thirty (30) days after a request for furnishing a statement of the amount due on the Mortgage and whether any offsets or defenses exist to the payment of all indebtedness secured hereby; or (e) after default for thirty (30) days after notice and demand in the payment of any installment of any assessment for local improvements which may now or hereafter affect the Premises and may be or become payable in installments; or (f) after default for thirty (30) days after notice and demand in the repayment of any sum advanced by Mortgagee in accordance with the terms hereof to protect the security hereof; or (g) upon the actual or threatened waste, removal or demolition of, or material alteration to or enlargement of any building or other improvement on the Premises or upon the commencement of unpermitted construction of

         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0147
         SEMINOLE CO. FL.
         [LANDSCAPED]

any new building(s) on any part of the Premises; or (h) thirty (30) days after written notice for failure to keep in force the insurance required by Paragraph 4 above; or (i) upon additional assignment, in whole or in part, by the Mortgagor of the whole or any part of the rents, income or profits arising from the Premises without the prior written consent of the Mortgagee; or (j) after default for thirty (30) days after notice and demand in the remove of any Federal tax lien on the Premises; or (k) after default for thirty (30) days after notice from Mortgagee to Mortgagor in the observance or performance of any other covenant(s) or agreement(s) of the Mortgagor hereunder; or (l) upon the election by the Mortgagee to accelerate the maturity of said principal sum pursuant to the provisions of any other instrument which may be held by the Mortgagee as additional security for the Note; or (m) after failure to comply within thirty (30) days with a requirement or order or notice of violation of a law or ordinance issued by any political subdivision or governmental department claiming jurisdiction over the Premises or any operation conducted on the Premises, or in the case of a noncompliance which cannot be cured or complied with within said period, in the event that the Mortgagor does not commence to comply with said orders or notices within said period and shall not thereafter diligently pursue such cure to completion (notwithstanding the foregoing, Mortgagor shall be permitted to contest such law or ordinance on reasonable grounds provided the priority of this Mortgage shall not thereby be impaired; or
(n) upon the issuance of any order by the State of Florida, or any instrumentality thereof, any administrative board thereof or any department thereof, declaring unlawful or suspending the current operation of the Premises or any material portion thereof; or (o) upon the filing of or against the Mortgagor (including the filing of or against any general partner comprising Mortgagor) of any petition or application for relief, extension, moratorium or reorganization under any bankruptcy, insolvency or debtor's relief law or law "hereunder the Mortgagor (or any general partner comprising Mortgagor) is making an assignment for the benefit of creditors, or entering into any such trust, or mortgage arrangement or becoming a party to any receivership proceeding; or (p) should any representation, warranty, or covenant made by Mortgagor or any other authorized representative of Mortgagor in any other instrument or document executed in connection with this Mortgage, or in any certificate, agreement, affidavit or statement contemplated by, or made or delivered pursuant to, or in connection with, any such documents, prove to have been materially incorrect or materially misleading; or (q) in the event of a further encumbrancing for debt, or transfer of the Premises or a change in management in violation of any term of this Mortgage without the prior explicit written consent of the Mortgagee. No consent or waiver expressed or implied by Mortgagee to or of any default by Mortgagor hereunder shall be construed as a consent or waiver to or of any further default of the same or any other term, covenant, condition or provision hereof, or of or under any of the obligations secured hereby; and no consent or waiver shall be deemed or construed to exist by reason of any course of conduct or in any other manner whatsoever except by a writing duly executed by the Mortgagee and then only to the single occasion to which such writing is addressed.

         15. Any notice which any parties hereto may desire or be required to give to the other party shall be in writing and shall be forwarded either by certified mail return receipt requested or by overnight courier service. In the event transmittal is made by certified mail, notice shall be deemed given three
(3) business days after such notice was deposited with

         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0148
         SEMINOLE CO. FL.
         [LANDSCAPED]

the U.S. Postal Service. In the event transmittal is made by overnight courier service, notice shall be deemed made the following business day after such notice was deposited with the overnight courier service. The designated place of notice set forth below may be changed from time to time by the parties hereto by written notice of such change. Notices required hereunder shall be addressed as follows:

To Mortgagee:     THE MUTUAL LIFE INSURANCE
                  COMPANY OF NEW YORK
                  Glenpointe Marketing and Operations Center/MONY
                  500 Frank W. Burr Boulevard, M.D. 73-21
                  Teaneck, NJ 07666

                  with copies to:

                  The Mutual Life Insurance Company of New York
                  c/o ARES Realty Capital, Inc.
                  Suite 100
                  5775-E Glenridge Drive
                  Atlanta, GA 30328
                  Attention: Vice President - Real Estate

To Mortgagor:     EQUITY ONE (LAKE MARY) INC.
                  Penthouse
                  777 17th Street
                  Miami Beach, Florida 33139

                  Attention: Mr. Doron Valero, Vice President

         16. In the event of any default in the performance of any of the Mortgagor's covenants or agreements herein, and after applicable notice and cure period, if any, the Mortgagee may, upon written notice to Mortgagor and at the option of the Mortgagee, perform the same and the cost thereof, with interest at the Augmented Rate set forth in the Note, shall immediately be due from the Mortgagor to the Mortgagee and secured by this Mortgage.

         17. The Mortgagee, in any action to foreclose this Mortgage, or upon the actual waste to any part of the Premises, shall be at liberty to apply for the appointment of a receiver of the rents and profits of the Premises with notice to Mortgagor, and shall be entitled to the appointment of such a receiver as a matter of right, without consideration of the value of the Premises as security for the amounts due the Mortgagee, or the solvency of any person liable for the payment of such amounts.

         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0149
         SEMINOLE CO. FL.
         [LANDSCAPED]

         18. In the event of the passage after the date of this Mortgage of any Federal, state or local law, deducting from the value of real property for the purposes of taxation any lien thereon, or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for Federal, state or local purposes, or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on this Mortgage or the Note, the holder of this Mortgage and of the debt which it secures shall have the right to declare the principal sum and the interest due, without payment of a prepayment penalty, on a date to be specified by not less than one hundred eighty (180) days written notice to be given to the Mortgagor by the Mortgagee, provided, however, that such election shall be ineffective if the Mortgagor is permitted by law to pay the whole of such tax in addition to all other payments required hereunder and if the Mortgagor, prior to such specified date does not pay such tax and agrees to pay any such tax when thereafter levied or assessed against the Premises, and such agreement shall constitute a modification of this Mortgage.

         19. If at any time the State of Florida shall determine that the intangible tax paid in connection with this Mortgage is insufficient and/or that the documentary stamps affixed to the Note or hereto are insufficient and that additional intangible tax should be paid and/or that additional stamps should thereafter be affixed, the Mortgagor shall pay for the same, together with any interest or penalties imposed in connection with such determination, and the amount of money needed to pay for such tax, stamps and penalties shall, until such tax is paid and stamps are purchased and affixed by Mortgagor, be a portion of the indebtedness secured by this Mortgage and bear interest from the date of such determination at the Augmented Rate (as defined in the Note).

         20. If the Mortgagee shall incur or expend any sums, including reasonable attorney's fees, whether in connection with any action, proceeding or appeal, or not, to sustain the lien of this Mortgage or its priority or any other action, proceeding or appeal, or to protect or enforce any of its rights hereunder, or to recover any indebtedness hereby secured, or for any title examination or title insurance policy relating to the title of the Premises, all such sums shall on notice and demand be immediately paid by the Mortgagor, together with interest thereon at the said Augmented Rate and shall be a lien on the Premises, prior to any right or title to, interest in, or claim upon, the Premises subordinate to the lien of this Mortgage, and shall be deemed to be secured by this Mortgage and evidenced by the Note; and that in any action or proceeding to foreclose this Mortgage, or to recover or collect the debt secured hereby, the provisions of the law respecting the recovery of costs, disbursements and allowances shall prevail unaffected by this covenant.

         21. When and if Mortgagor and Mortgagee shall respectively become the Debtor and Secured Party in any Uniform Commercial Code Financing Statement affecting property either referred to or described herein, or in any way connected with the use and enjoyment of the Premises and located thereon, this Mortgage shall be deemed the Security Agreement as defined in said Uniform Commercial Code, and the remedies for any violation of the

         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0150
         SEMINOLE CO. FL.
         [LANDSCAPED]

covenants, terms and conditions of the agreements herein contained shall be as prescribed (i) herein, or (ii) by general law, or (iii) as to such part of the security which is also reflected in said Financing Statement by the specific statutory provisions now or hereafter; enacted and specified in the Uniform Commercial Code, all at Mortgagee's sole election Mortgagor and Mortgagee agree that the filing of such a Financing Statement in the records normally having to do with personal property shall never be construed as in anywise derogating from or impairing this declaration, and it is the hereby stated intention of the parties hereto, that everything used in connection with the production of income from the, Premises and/or which is described or reflected in this Mortgage is, and at all times and for DC, all purposes and in all proceedings, both legal and equitable, shall be regarded as part of the real estate irrespective of whether
(i) any such item is physically attached to the improvements, (ii) serial numbers are used for the better identification of certain equipment items capable of being thus identified in a recital contained herein or in a list filed with the Mortgagee, (iii) any such item is referred to or reflected in any such Financing Statement so filed at any time.

         Similarly, the mention in any such Financing Statement of (a) the rights in or the proceeds of any fire and/or hazard insurance policy, or (b) any award in eminent domain proceedings for a taking or for loss of value, or (c) the debtor's interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the property mortgaged hereby, whether pursuant to lease or otherwise, shall never be construed as in anywise altering any of the rights of Mortgagee as determined by this instrument or impugning the priority of the Mortgagee's interest granted hereby or by any other recorded document, but such mention in the Financing Statement is declared to be for the protection of the Mortgagee in the event any court or judge shall at any time hold with respect to (a), (b), or (c) that notice of Mortgagee's priority of interest to be effective against a particular class of persons, including but not limited to the Federal government and any subdivisions or entity of the Federal government, must be filed in the Commercial Code records.

         22. If, from any circumstances whatever, fulfillment of any provision of this Mortgage, the Note which it secures or any other instrument securing or evidencing the loan secured hereby shall transcend the limit of validity prescribed by the usury statute or any other law of the State of Florida, then IPSO FACTO the obligation to be fulfilled shall be reduced to the limit of such validity so that in no event shall any exaction be possible under this Mortgage, the Note which it secures or such other instrument that is in excess of the limit of such validity, but such obligation shall be fulfilled to the limit of such validity. And in no event shall the Mortgagor, its heirs, representatives, successors or assigns, be bound to pay for the use or detention of the money loaned and secured hereby, or the Mortgagee's forbearance in collecting same, interest, or payments in the nature of interest of more than the maximum rate lawfully collectible in accordance with the applicable laws of the State of Florida; the right to demand any such excess shall be and is hereby waived. The provision of this paragraph shall control every other provision of this Mortgage, the Note which it secures and any other undertaking, agreement or document evidencing, supporting

         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0151
         SEMINOLE CO. FL.
         [LANDSCAPED]

or securing the loan secured hereby. Mortgagor and Mortgagee intend that all of the provisions hereof shall be valid and enforceable as specifically set forth. Any judicial determination that any provision hereof shall not be valid or enforceable as specifically set forth shall not result in such provision being declared invalid but same shall be deemed modified in such manner so as to result in the same being valid and enforceable to the maximum extent permitted by law. As to any portion that is actually determined by a competent court having jurisdiction to be invalid, it is the intention of the Mortgagor and the Mortgagee that the remainder of the document (or if applicable), clause, paragraph, or article shall be enforced as written and the declaration of invalidity shall apply only to then clause, paragraph or article in question.

         23. Mortgagee shall have the right to mature the indebtedness and foreclose this Mortgage if, without the prior written consent of the Mortgagee,
(a) the Premises, or any portion thereof, shall in any manner be transferred, or
(b) any stock, beneficial interest or partnership interest of any corporation, trust or partnership comprising Mortgagor shall be transferred, assigned, pledged, hypothecated, mortgaged or encumbered, or additional partners are added to any partnership comprising Mortgagor, if any, or (c) if any such corporation, trust or partnership is dissolved or terminated, by operation of law or voluntarily. All transfers shall be subject to Mortgagee's prior written consent, which consent shall be at Mortgagee's sole discretion and may be conditioned upon payment of a reasonable fee and an increase in the rate of interest or a change in other terms and conditions hereof and of the Note to reflect the then current market conditions.

         In case of any sale or transfer under this Mortgage by virtue of judicial proceedings or otherwise, the Premises may be sold in one parcel and as an entirety or in such parcels, manner and order as the Mortgagee in its sole discretion may elect.

         Notwithstanding the foregoing, upon not less than thirty (30) days prior written notice, Mortgagee will allow a one (1) time transfer of the ownership of the Premises by sale, transfer or conveyance provided that the transferee assumes the obligations of Mortgagor under this Mortgage and the Note secured hereby, provided further that such assignee is Equity One, Inc. or a wholly-owned subsidiary thereof and if to a wholly-owned subsidiary of Equity One, Inc., such entity must be a single asset entity. Mortgagor shall pay all of Mortgagees expenses relating to such assignment including but not limited to attorneys fees; title charges; and recording charges. In connection with a transfer or assignment to Equity One, Inc. or a wholly-owned subsidiary thereof, Mortgagee shall not charge a commitment fee or change the rate of interest set forth in the Note.

         24. Notwithstanding any taking by eminent domain, alteration of the grade of any street or other injury to or decrease in value of the Premises by any public or quasi-public authority or corporation, the Mortgagor shall continue to pay interest on the entire principal sum secured hereby until any such award or payment shall have been actually received by the Mortgagee, and applied against the debt secured hereby, and such award of payment may, at the option of the Mortgagee, be retained and applied by the Mortgagee toward

         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0152
         SEMINOLE CO. FL.
         [LANDSCAPED]

payment of the monies secured by this Mortgage, or be paid over wholly or in part to the Mortgagor for the purpose of altering, restoring or rebuilding any part of the Premises which may have been altered, damaged or destroyed as a result of any such taking, alteration of grade, or other injury to the Premises, or for any other purpose or object satisfactory to the Mortgagee.

         25. Any payment made in accordance with the terms of this Mortgage by any person at any time liable for the payment of the whole or any part of the sums now or hereafter secured by this Mortgage, or by any subsequent owner of the Premises, or by any other person whose interest in the Premises might be prejudiced in the event of a failure to make such payment, or by any stockholder, officer or director of a corporation which at any time may be liable for such payment or may own or have such an interest in the Premises, shall be deemed, as between the Mortgagee and all persons who at any time may be liable as aforesaid or may own the Premises, to have been made on behalf of all such persons.

         26. Acceptance by the Mortgagee of any payment which is less than full payment of all amounts due and payable at the time of such payment, even if made by one other than the obligor, shall not constitute a waiver of the Mortgagee's right to exercise its option to declare the whole of the principal sum then remaining unpaid, together with all accrued interest thereon, immediately due and payable without notice except as otherwise provided herein, or any other rights of the Mortgagee except and as to the extent otherwise provided by law.

         27. Mortgagor consents to any and all renewals and extensions in the time of payment of the secured indebtedness, and agrees further that, at any time and from time to time without notice (a) the terms of payment provided for in the Note may be modified or (b) the security described in this Mortgage released (in whole or in part) or increased, changed or exchanged by agreement between the Mortgagee and any owner of the Premises affected by this Mortgage without in anywise affecting the liability of any party to the Note, or any person liable or to become liable with respect to the secured indebtedness. Mortgagor agrees that no sale of the Premises, no forbearance on the part of the Mortgagee and no extensions, whether oral or in writing, of the time for the payment of the whole or any part of the obligations hereby secured, or any other indulgence given by Mortgagee, shall operate to relieve or, in any manner, affect the original liability of the Mortgagor or the priority of this Mortgage or to limit, prejudice or impair any right of the Mortgagee, notice of any such extension, indulgence and forbearance being likewise waived by Mortgagor and all those claiming by, through and under the Mortgagor.

         28. Mortgagor shall not grant any lien or mortgage on the Premises or any part thereof junior to this Mortgage without first obtaining the Mortgagee's prior written consent, which consent Mortgagee may grant, withhold or condition in its sole discretion;

         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0160
         SEMINOLE CO. FL.
         [LANDSCAPED]

and if the Mortgagor shall, with the duly issued prior written consent of Mortgagee, grant any lien or mortgage on the Premises junior to this Mortgage, such junior lien or mortgage shall be subject to, in addition to all tenancies now or hereafter affecting the Premises, all such renewals and extensions, modifications, releases, increases, increase in interest rate, future advances, changes or exchanges, without the joinder or consent of such junior lien holder or mortgage holder, and without any obligation on Mortgagee's part to give notice of any kind thereto. Notwithstanding the foregoing, Mortgagor will not suffer or permit any act or omission whereby any of the Premises or any of the Equipment shall become subject to any attachment, judgment, lien, charge or other encumbrances whatsoever or whereby any of the security represented by this Mortgage shall be impaired or threatened
Mortgagor will not directly or indirectly do anything or take any action which might prejudice any of the rights, titles or interests of Mortgagee in or to any of the Premises and/or impose or create any direct or indirect obligation or liability on the part of the Mortgagee with respect to any of the Premises.

         29. The rights of the Mortgagee arising hereunder or allowed or permitted Mortgagee by law shall be separate, distinct and cumulative, and the selection of one remedy shall not preclude the selection of another or other remedies until Mortgagee shall have recovered all sums due it, together with the appropriate interest thereon and all costs of collections, including attorney's fees and appellate attorney's fees.

         30. Wherever used in this Mortgage, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the word "Mortgagor" shall mean "Mortgagor and/or any subsequent owner or owners of the Premises," the word "Mortgagee" shall mean "Mortgagee or any subsequent holder or holders of this Mortgage," the word "Note" shall mean "Note of even date herewith secured by this Mortgage, and any additional notes hereafter to be issued secured by this Mortgage pursuant to the future advance provision hereof;" the word "person" shall mean "an individual, corporation, partnership or unincorporated association, joint stock corporation and joint venture," and pronouns of any gender shall include the other genders, and either the singular or plural shall include the other. If the Mortgagor consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several.

         31. This Mortgage cannot be changed except by an agreement in writing signed by the party against whom enforcement of the change is sought.

         32. Mortgagor agrees that if at any time any of the buildings or the improvements or the Equipment now or hereafter located on or in the Premises be unprotected or unguarded, or the Premises be allowed to remain vacant or deserted for more than one day, Mortgagee may, at its option, employ watchmen for the Premises and expend any monies deemed by it necessary to protect the Premises and the building and improvements thereon

         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0154
         SEMINOLE CO. FL.
         [LANDSCAPED]

and the personal property therein from waste, vandalism and other hazards, depredation or injury, and the amount of any monies expended for such purpose with interest at the augmented rate set forth in the Note shall be secured hereby, and payment of sums so expended shall be due and payable by Mortgagor to Mortgagee on demand and shall be added to the indebtedness and be secured by this Mortgage.

         33. The operation of the Premises shall at all times during the term hereof be under the supervision and management of competent management personnel satisfactory to Mortgagee pursuant to a management contract satisfactory to Mortgagee. Mortgagee approves Global Realty and Management, Inc. ("Global Realty") as the initial property manager. Mortgagor shall provide Mortgagee with a copy of the management agreement with Global Realty. In Mortgagee's sole discretion, the management agreement shall be subordinated and collaterally assigned to Mortgagee, pursuant to an agreement satisfactory in form and content to Mortgagee. In addition, the property manager shall execute a consent, if required by Mortgagee, whereby the property manager consents to the subordination and collateral assignment of the property management contract. In the event of any change in the management or termination or modification of the management contract without Mortgagee's prior written approval, Mortgagee may at its sole option declare the principal sum and the interest secured hereby immediately due and payable. Under no circumstances may any change in management of the Premises or the management contract take place without the prior written approval of Mortgagee. Notwithstanding the foregoing, Mortgagee will not unreasonably withhold its consent to a change in management provided that such replacement has not less than five (5) years management experience managing not less than one (1) million square feet of retail space.

         34. The Premises described in Exhibit A hereto shall contain at all times during the term hereof not less than one thousand four hundred eighty-eight (1,488) on-site paved parking spaces which may be provided on the various phases of Lake Mary Centre by cross access easements in form and content acceptable to Mortgagee and which spaces must be suitable for standard sized United States manufactured automobiles or such additional parking spaces as are necessary from time to time to meet the minimum parking requirements of all leases for space in the Property as well as all applicable zoning and other governmental ordinances and regulations.

         35. ERISA. Mortgagor covenants, represents and warrants that (i) no assets of any employee benefit plan, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), as now or hereafter amended, will be used in the satisfaction, exercise or performance of any of the obligations, rights or transactions specified or contemplated herein or in the Note or in any of the other loan documents; (ii) the Premises does not now, and will not, constitute an asset of any such employee benefit plan; and (iii) notwithstanding any other provisions of this Mortgage, Mortgagor will not sell, convey or transfer the Premises to any person or entity which at the time of such

         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0155
         SEMINOLE CO. FL.
         [LANDSCAPED]

transfer does not satisfy the representations set forth in clauses (i) and (ii) above, regardless of whether any of the above described conditions arises by operation of law or otherwise.

         36. VIOLATION OF ERISA. Without limitation on the rights and remedies of Mortgagee arising under this Mortgage, in the event that Mortgagor or any subsequent owner of the Premises or any part thereof shall at any time sell, convey or transfer or attempt to sell, convey or transfer the Premises or any part thereof in violation of the provisions of Paragraph 35 of this Mortgage, then Mortgagee shall, in addition to any other rights and remedies it may have at law or in equity or under this Mortgage, be entitled to a decree or order restraining and enjoining such sale, conveyance or transfer, and Mortgagor or such subsequent owner shall not plead in defense thereof that there would be an adequate remedy at law (it being hereby expressly acknowledged and agreed that damages at law would be an inadequate remedy for breach or threatened breach of the provisions of Paragraph 35 of this Mortgage).

         37. Mortgagor acknowledges and agrees to look solely to the actual assets of the Mortgagee for redress in the event of any suit at law or claim based upon, growing out of or arising out of the subject indebtedness and any transactions related thereto. Further, Mortgagor agrees that in no event shall any of the officers or trustees of the Mortgagee, whether actual parties to this or any other instrument evidencing or securing the subject indebtedness, or otherwise, or any shareholders of the Mortgagee, have a personal responsibility or obligation pursuant hereto or to any of the other documents or securing the subject indebtedness. The Mortgagor agrees that any suits at law or claims based upon, growing out or arising out of the subject indebtedness or any of the documents evidencing or securing same will, if directed against such officers and/or trustees of the Mortgagee, be directed against them solely in their representative capacities with respect to the Mortgagee.

         38. No material or substantial change or modification to the structure or accessibility of the Premises or any part thereof shall be permitted without the prior written consent of the Mortgagee.

         39. Mortgagor agrees to indemnify, protect, defend and hold Mortgagee harmless as to any expenses relating to the loan transaction underlying this instrument Mortgagee might be liable for including, without limitation, all brokerage fees, leasing commissions, all survey, title insurance, appraisal and credit report costs, escrow fees, attorneys' fees and mortgage recording fees and/or documentary transfer taxes, if any.

         40. If at any time during the term of the Note, Mortgagor requests that Mortgagee take any action to accommodate the Mortgagor, with regard to the Premises or any portion thereof or with regard to the documents evidencing or securing the subject loan, and the

         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0156
         SEMINOLE CO. FL.
         [LANDSCAPED]

accomplishment thereof require the services of any professional, and Mortgagee incurs expenses as a result thereof, Mortgagor will pay Mortgagee all reasonable fees and costs of such professionals within thirty (30) days of receipt of a statement therefor.

         41. The liability of Mortgagor for payment of the indebtedness evidenced by the Note, and Mortgagee's recourse therefor, shall be limited to the real and personal property and other collateral pledged to secure the Note (collectively referred to herein as the "Premises"). The foregoing limitation of Mortgagee's liability shall not apply, however, any loss, damage or expense, including reasonable attorney's fees, suffered by the Mortgagee as a result of:
(a) Mortgagor's default of any of the covenants and obligations contained in this Mortgage and the "Loan Documents" as defined in the Note, including, without limitation, those relating to (i) insuring, operating, managing, repairing and reconstructing the Premises, (ii) payment of taxes and assessments, (iii) compliance with applicable laws and regulations, (iv) executing and maintaining in force space leases in the Premises without modification except as approved in writing by Mortgagee, (v) restrictions on subsequent transfers of the Premises or ownership interests in Mortgagor or in any entity that constitutes, either directly or indirectly, the Mortgagor, (vi) defense of actions and claims affecting the Premises, including mechanic's liens, (vii) Mortgagor's indemnification of Mortgagee against the presence of hazardous substances, including asbestos, in or on the Premises, as set forth in the Certificate Regarding Hazardous Substances executed relative to this transaction, or otherwise, and (viii) any special obligations of or indemnifications from Mortgagor agreed to in the "Loan Documents"; (b) any intentional or willful fraud or misrepresentation, or negligent acts or omissions, by any party executing the Note or a "Loan Document" (other than Mortgagee) or any successor or permitted assign thereof; (c) any misapplication of any proceeds (i) paid under any insurance policies; or, (ii) realized from awards from condemnation or the exercise of the power of eminent domain or taking in lieu thereof, both arising from any of the real and personal property securing the Note; or, (d) any misapplication of the gross proceeds from the real and personal property securing the Note, which misapplication shall be deemed to have occurred in the event any of such gross proceeds are not first applied to costs of operating the Premises including, but not limited to, payment of the Note.

         42. Mortgagor hereby authorizes Mortgagee to fully investigate the creditworthiness of the Mortgagor and the principal individuals, partnerships, or corporate entities comprising Mortgagor, the scope of which investigation shall be in Mortgagee's sole discretion and may be performed by a third party. Such rights of investigation shall continue until the indebtedness secured hereby has been paid in full.

         43. Mortgagee reserves the right to publicize the making of the loan secured by this Mortgage, including identifying such things as the name of the Mortgagor, the loan amount, the type and location of the Premises, and such other information as Mortgagee deems noteworthy.

         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0157
         SEMINOLE CO. FL.
         [LANDSCAPED]

         44. As set forth in paragraphs 4 and 24 hereof, in the event of a casualty loss or taking by eminent domain, Mortgagee shall have the option of applying the casualty loss insurance proceeds or condemnation award (collectively the "Proceeds") towards repair and restoration of the Property or towards paydown of the outstanding balance of the Note. Notwithstanding the provisions in paragraphs 4 and 24 hereof, Mortgagee agrees that it shall not exercise its option to apply the Proceeds as a credit upon any portion of the outstanding balance of the Note, but shall make such Proceeds available for repair and restoration of the Property, subject to the procedures and safeguards set forth below, if and only if all of the following conditions are simultaneously satisfied at such time as the Proceeds are received by Mortgagee:

         (a) There is no default by Mortgagor under any of the documents evidencing or securing the Note;

         (b) The dollar amount of the cost of repair or restoration does not exceed $1,000,000.00;

         (c) The damage occurs prior to the first day of the last full "Loan Year" (as "Loan Year" is defined in the Note);

         (d) Repair and restoration completion in Mortgagee's sole judgment is possible prior to maturity of the Note; and

         (e) In the event of taking by eminent domain which results in the taking of parking spaces, Mortgagor shall so repair, restore or obtain substitution parking so that at all times there is on-site paved parking spaces suitable for standard-sized United States manufactured automobiles to meet the minimum parking requirements of all leases for space in the Property as well as all applicable zoning and other governmental ordinances and regulations.

         With any repair or restoration of the Property or any portion thereof, the improvements shall be so restored or rebuilt as to be of at least equal value and substantially the same character as prior to such damage or destruction.

         In the event Mortgagor is to be reimbursed out of the Proceeds, such Proceeds shall be made available, from time to time, upon Mortgagee being furnished with evidence satisfactory to Mortgagee as to each of the following: the estimated cost of completion; architect's certificates; waivers of lien; contractors' sworn statements; title policy datedown endorsements; all other evidence of cost and of payments as Mortgagee may reasonably require; and all plans and specifications for such rebuilding or restoration as Mortgagee may reasonably require. No payment made prior to the final completion of the work shall exceed ninety (90.00%) percent of the value of the work performed, from time to time, and at all times the undisbursed balance of said proceeds remaining in the hands of Mortgagee shall be at least sufficient to pay for the cost of completion of the work free and clear of

         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0158
         SEMINOLE CO. FL.
         [LANDSCAPED]

liens. Upon the completion of the work and payment in full therefor, or upon any failure on the part of the Mortgagor promptly to commence or continue the work, or at any time upon request by the Mortgagor, Mortgagee may, at its sole discretion, apply the amount of any such Proceeds then or thereafter in the hands of Mortgagee to the payment of any indebtedness secured by this Mortgage; provided, however, that nothing herein contained shall prevent Mortgagee from applying at any time the whole or any part of the Proceeds to the curing of any default under the Note, this Mortgage or any other document evidencing and/or securing the Note.




         45. If the Mortgagor tenders a payment under the Note subsequent to the occurrence of any circumstances described in Paragraph 14 of this Mortgage, same may be received by the Mortgagee and may be used for any of the following purposes, in such order and amounts as Mortgagee may determine in its sole discretion to pay down the outstanding indebtedness: (a) to be applied to all amounts then due under this Mortgage and the indebtedness secured hereby (including without limitation, any prepayment premiums, tax escrows, and any other escrows related to the indebtedness secured hereby which are deficient) other than interest and principal; (b) to be applied against all accrued but unpaid interest; and/or (c) to principal reduction, even though Mortgagee has declared Mortgagor to be in default hereunder and even though the Mortgagee has accelerated the subject indebtedness. Any such receipt and application of funds shall in no way be deemed to cure default or to constitute a waiver of any of the rights and remedies of Mortgagee. Further, Mortgagee shall not be obligated, if it has already sent out any notices of default or acceleration, to send another default and/or acceleration notice unless required by applicable law, it being understood and agreed by the parties hereto that any previous notice of default and/or acceleration shall remain in full force and effect even upon such receipt and application of funds. The parties hereto acknowledge and agree that such receipt of money shall be deemed as the Mortgagee's attempt to mitigate the damages of the Mortgagor and not be deemed as any reinstatement of the indebtedness secured hereby, or an accord and satisfaction, or as any waiver of Mortgagee's rights whatsoever.

         This Mortgage shall bind and inure to the benefit of the heirs, successors and assigns of the parties hereto.

         IN WITNESS WHEREOF, EQUITY ONE (LAKE MARY) INC., has caused this Florida Real Estate Mortgage and Security Agreement to be executed as of the day and year first above written.



                    (SIGNATURES APPEAR ON THE FOLLOWING PAGE)

         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0159
         SEMINOLE CO. FL.
         [LANDSCAPED]

                                      AS TO MORTGAGOR:

WITNESSES:                            EQUITY ONE (LAKE MARY) INC.,
                                      a Florida corporation

----------------------------------    By:
                                         -------------------------------------
Print Name:                                    Doron Valero
           -----------------------             Vice President

/s/ CATHY P. HUME
----------------------------------           [AFFIX CORPORATE SEAL]
Print Name: CATHY P. HUME

                                      Address:
                                      Equity One (Lake Mary) Inc.
                                      Penthouse
                                      777 17th Street
                                      Miami Beach, Florida 33139

  STATE OF FLORIDA          )
                            ) SS:
  COUNTY OF HILLSBOROUGH    )

                            The foregoing instrument was acknowledged before me
this 9th day of November, 1995 by DORON VALERO, Vice President of EQUITY ONE (LAKE MARY) INC., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced Florida Drivers License as identification.


My Commission Expires:                       /S/ CATHY P. HUME
                                             -----------------------------
                                             Notary Public

                                             -----------------------------
_____________________                         CATHY P. HUME
                                             Print Name

                                                      [Notarial Seal]

                           CATHY P. HUME
                           MY COMMISSION
                           EXPIRES:  OCTOBER 17, 1996
                           Bonded Thru Notary Public Underwriters

         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0160
         SEMINOLE CO. FL.
         [LANDSCAPED]

PHASE I

Part of the Northeast Quarter of the Northwest Quarter and a part of the West
389.50 feet of the North Three-Quarters of the Northeast Quarter of Section 18, Township 20 South, Range 30 East, Seminole County, Florida, described as follows:

Commence at the Northwest corner of Greenwood Lane Unit 2, as recorded in Plat Book 22, Pages 2 and 3, Public Records of Seminole County, Florida; thence South 89 degrees 1 minutes 59 seconds East, along the North line of said Unit 2, a distance of 389.50 feet to the East line of the West 389.50 feet of the North Three-Quarters of the Northeast Quarter of said Section 18; thence North 00 degrees 11 minutes 30 seconds East, along the East line thereof, 651.47 feet for the POINT OF BEGINNING; thence North 89 degrees 36 minutes 38 seconds West,
175.00 feet; thence North 00 degrees 11 minutes 30 seconds East, (parallel with the East line of the West 389.50 feet of the North Three-Quarters of the Northeast Quarter of said Section 18): 360.80 feet; thence North 89 degrees 36 minutes 38 seconds West, 363.73 feet; thence North 00 degrees 23 minutes 22 seconds East, 196.46 feet to the point of curvature of a curve, concave Southwesterly, having a radius of 15.00 feet and a central angle of 90 degrees 00 minutes 00 seconds; thence run 23.56 feel along the arc of said curve to the point of tangency thereof; thence run 23.56 feet along the arc of said curve to the point of tangency thereof; thence North 89 degrees 36 minutes 38 seconds West, 67.30 feet; thence North 00 degrees 23 minutes 22 seconds East, 275.25 feet to a point of curvature of a curve, concave Southwesterly, having a radius of 100.00 feet and a central angle of 36 degrees 00 minutes 00 seconds; thence run 62.83 feel along the arc of said curve to the point of tangency thereof; thence North 35 degrees 36 minutes 38 seconds West, 228.49 feet; thence North 00 degrees 15 minutes 15 seconds East, 215.00 feet to the South Right of Way line of Lake Mary Boulevard an 80 foot wide Right of Way, thence along said Right of Way line (lying 40 feet South of an parallel with the North line of said Section
18) the following two (2) courses and distances, South 89 degrees 44 minutes 45 seconds East, 382.17 feet; thence South 89 degrees 40 minutes 18 seconds East,
389.50 feet; thence South 00 degrees 11 minutes 30 seconds West, 1307.46 feet to the POINT OF BEGINNING.

LESS AND EXCEPT

(Deed for Lake Mary Boulevard in O.R. 1992, Page 1102) as follows:

That parcel of land lying in Section 18, Township 20 South, Range 30 East, Seminole County, Florida; more particularly described as follows:

Commence at the North One-Quarter (1/4) corner of said Section 18; thence South 00 degrees 21 minutes 41 seconds east, 40.00 feet along the East line of the West One-Half (W1/2) of said Section 18 to a point on the existing southerly right of way

Continued

         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0161
         SEMINOLE CO. FL.
         [LANDSCAPED]

                          LEGAL DESCRIPTION CONTINUED

line of Lake Mary Boulevard, having a width of 80 feet, and the POINT OF BEGINNING; thence North 89 degrees 48 minutes 27 seconds East, 389.50 feet along said existing right-of-way line; thence South 00 degrees 21 minutes 41 seconds East, 40.00 feet to a point on the proposed right-of-way to a point on a non-tangent curve (radial line through said point bears South 00 degrees 17 minutes 21 seconds West), said point also being on the East line of the West One-Half (W1/2) of said Section 18; thence Westerly along said curve concave to the North, having a radius of 5040.92 feet, a central angle of 05 degrees 23 minutes 37 seconds, an arc distance of 474.53 to a point of reverse curvature; thence Westerly along said curve concave to the South, having a radius of 4902.92 feet, a central angle of 01 degrees 51 minutes 29 seconds, an arc distance of 159.01 feet; thence North 00 degrees 31 minutes 02 seconds West;
5.31 feet to a point on the existing southerly right-of-way line of Lake Mary Boulevard; thence North 89 degrees 42 minutes 45 seconds East, 632.31 feet along said existing right-of-way line to the POINT OF BEGINNING.

NOTE: Radial bearing in legal of South 00 degrees 17 minutes 21 seconds West is incorrect. Sketch provided with the legal in Official Records indicated a bearing of North 00 degrees 17 minutes 21 seconds West which allows for closure of the legal.

PHASE II

Part of the Northeast Quarter of the Northwest Quarter and a part of the West
389.50 feet of the North three-Quarters of the Northeast Quarter of Section 18, Township 20 South, Range 30 East, Seminole County, Florida, described as follows:

Begin at the Southeast corner of the Northeast Quarter of the Northwest Quarter of said Section 18; thence run North 89 degrees 50 minutes 52 seconds West; along the South line of the Northeast Quarter of the Northwest Quarter of said
Section 18, a distance of 1237.15 feet to the Easterly line of a 10 foot wide additional Right of Way as recorded in Official Records Book 1776, Page 1293 for Lake Emma Road formerly a 100 foot wide Right of Way as Per Official Records Book 1217, Page 413, all being in the Public Records of Seminole County, Florida; thence run North 00 degrees 10 minutes 40 seconds East, along said Easterly line of the 10 foot wide additional Right of Way 82.70 feet to the point of curvature of a curve, concave Northeasterly, having a radius of 50.00 feet and a central angle of 28 degrees 35 minutes 14 seconds; thence from a tangent bearing of South 84 degrees 05 minutes 25 seconds East, run along the arc of said curve 24.95 feet to a point of reverse curvature of a curve, having a radius of 150.00 feet and a central angle of 21 degrees 46 minutes 55 seconds; thence run 57.03 feel along the arc of said curve to a point of reverse curvature of a curve, having a radius of 150.00 feet and a central angle of 27 degrees 32 minutes 22 seconds; thence run 72.10 feet along the arc of said curve to the point of tangency thereof; thence South 89 degrees 50 minutes 52 seconds East, 410.00 feet; thence North 00 degrees 23 minutes 22 seconds East, 251.33 feet; thence North 89 degrees 50 minutes 52 seconds west; 35.00 feet; thence North 00 degrees 23 minutes 22 seconds East, 270.38 feet; thence South 89 degrees 36 minutes 38 seconds East, 550.00 feet to the point of curvature of a curve, concave Southwesterly, having a radius of 15.00 feet and a central angle of 90 degrees 00 minutes 00 seconds; thence run 23.56 feel along the

Continued

         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0162
         SEMINOLE CO. FL.
         [LANDSCAPED]

                          LEGAL DESCRIPTION CONTINUED

arc of said curve to the point of tangency thereof; thence South 00 degrees 23 minutes 22 seconds West, 196.46 feet; thence South 89 degrees 36 minutes 38 seconds East, 363.73 feet; thence South 00 degrees 11 minutes 30 seconds West,
360.80 feet; thence South 89 degrees 36 minutes 38 seconds East, 175.00 feet to a point on the East line of the West 389.50 feet of the North Three-Quarters of the Northeast Quarter of said Section 18; thence run South 00 degrees 11 minutes 30 seconds West, along said line 651.47 feet to a point on the Northerly boundary line of Greenwood Lakes Unit 2, as recorded in Plat book 22, Pages 2 and 3; thence run North 89 degrees 51 minutes 59 seconds West, along said Northerly boundary line of Greenwood Lakes Unit 2, a distance of 389.50 feet to the Northwest corner thereof; said point also lying on the West line of the Northeast Quarter of said Section 18; thence run along said West line North 00 degrees 11 minutes 30 seconds East, 665.71 feet to the POINT OF BEGINNING.

PHASE III

Part of the Northeast Quarter of the Northwest Quarter of Section 18, Township 20 South, Range 30 East, Seminole County, Florida, being described as follows:

Commence at the Southeast corner of the Northeast Quarter of the Northwest Quarter of said Section 18; thence run North 89 degrees 50 minutes 52 seconds West, along the South line of the Northeast Quarter of the Northwest Quarter of said Section 18, a distance of 1237.15 feet to the Easterly line of a 10 foot wide additional Right of Way as recorded in Official Records Book 1776, Page 1293 for Lake Emma Road formerly a 100 foot wide Right of Way as per Official Records Book 1217, Page 413, all being in the Public records of Seminole County, Florida; thence run North 00 degrees 10 minutes 40 seconds East, along said Easterly line of the 10 foot wide additional Right of Way, 146.88 feet to a point of curvature of a curve, concave Easterly, having a radius of 894.93 feet; thence run 376.02 feet along the arc of said curve thru a central angle of 24 degrees 04 minutes 26 seconds for the POINT OF BEGINNING; thence continue
15.82 feet along the arc of said curve thru a central angle of 01 degrees 00 minutes 46 seconds to the point of tangency; thence run North 25 degrees 15 minutes 52 seconds East, 408.64 feet; thence run South 89 degrees 44 minutes 45 seconds East, 347.51 feet; thence North 00 degrees 11 minutes 04 seconds East,
130.00 feet; thence run south 89 degrees 44 minutes 45 seconds East, 249.74 Feet; thence North 00 degrees 15 minutes 15 seconds East, 55.00 feet; thence South 35 degrees 36 minutes 38 seconds East, 228.49 feet to the point of curvature of a curve, concave Southwesterly, having radius of 100.00 feet along the arc of said curve to the point of tangency thereof; thence South 00 degrees 23 minutes 22 seconds West, 275.25 feet; thence North 89 degrees 36 minutes 38 seconds West, 593.47 feet; thence South 77 degrees 51 minutes 57 seconds West,
81.08 feet; thence south 63 degrees 41 minutes 30 seconds West, 47.86 feet to a point of curvature of a curve, concave Northerly, having a radius of 266.00 feet; thence run 185.70 feet along the arc of said curve, thru a central angle of 40 degrees 00 minutes 00 seconds to the point of tangency thereof; thence North 76 degrees 18 minutes 30 seconds West, 33.26 feet for the POINT OF BEGINNING.

And

Continued

         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0163
         SEMINOLE CO. FL.
         [LANDSCAPED]

                          LEGAL DESCRIPTION CONTINUED

PARCEL A:

Part of the Northeast Quarter of the Northwest Quarter of Section 18, Township 20 South, Range 30 East, Seminole County, Florida, being described as follows:

Commence at the intersection of the West line of the Northeast Quarter of said
Section 18 with the existing South Right of Way line of Lake Mary Boulevard (an existing 80 foot Right of Way); thence South 00 degrees 15 minutes 15 seconds West; 25.01 feet to a point on the proposed Southerly Right of way line of the aforementioned Lake Mary Boulevard, said point also being the POINT OF BEGINNING; thence continue South 00 degrees 15 minutes 15 seconds west, 244.99 feet; thence North 89 degrees 44 minutes 45 seconds West, 249.74 feet to a point on the West line of the East Half of the Northeast Quarter of the Northwest Quarter of said Section 18; thence North 00 degrees 11 minutes 04 seconds East, along said West line, 265.49 feet to a point on a curve, concave Southwesterly, having a radius of 490292 feet; thence from a tangent bearing of South 86 degrees 08 minutes 17 seconds East, run 158.97 feet along the arc of said curve, thru a central angle of 01 degrees 51 minutes 28 seconds to a point of reverse curvature of a curve, concave Northeasterly, having a radius of 5040.92 feet; thence run 91.94 feet along the arc, thru a central angle of 01 degrees 02 minutes 42 seconds to the POINT OF BEGINNING.

         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0164
         SEMINOLE CO. FL.
         [LANDSCAPED]


PHASE IV

Part of the Northeast Quarter of the Northwest Quarter of Section 18, Township 20 South, Range 30 East, Seminole County, Florida, being described as follows:

Commence at the Southeast corner of the Northeast Quarter of the Northwest Quarter of said Section 18; thence run North 898 degrees 50 minutes 52 seconds West, along the South line of the Northeast Quarter of the Northwest Quarter of said Section 18, a distance of 1237.15 feet to the Easterly line of a 10 foot wide additional Right of Way as recorded in Official Records Book 1776, Page 1293 for Lake Emma Road formerly a 100 foot wide Right of Way as per Official Records Book 1217, Page 413, all being in the Public Records of Seminole County, Florida; thence run North 00 degrees 10 minutes 40 seconds East, along said Easterly line of the 10 foot wide additional Right of Way, 82.70 feet to the POINT OF BEGINNING; thence continue along said Easterly line of a 10 foot wide additional Right of Way the following two (2) courses and distance: North 00 degrees 10 minutes 40 seconds East, 64.18 feet to the point of curvature of a curve, concave Easterly, having a radius of 894.93 feet; thence run 376.02 feet along the arc of said curve, thru a central angle of 24 degrees 04 minutes 26 seconds to a point; thence departing said Right of Way and from a tangent bearing of South 24 degrees 15 minutes 06 seconds West, run South 76 degrees 18 minutes 30 seconds East, 33.26 feet to a point of curvature of a curve, concave Northerly, having a radius of 266.00 feet; thence run 185.70 feet along the arc of said curve, thru a central angle of 40 degrees 00 minutes 00 seconds to the point of tangency thereof; thence 63 degrees 41 minutes 30 seconds East, 47.86 feet; thence North 77 degrees 51 minutes 57 seconds East, 81.08 feet; thence South 89 degrees 36 minutes 38 seconds East, 110.77 feet; thence South 00 degrees 23 minutes 22 seconds West, 270.38 feet; thence South 89 degrees 50 minutes 52 seconds East, 35.00 feet; thence South 00 degrees 23 minutes 22 seconds West, 126.52 feet; thence North 89 degrees 32 minutes 23 seconds West,
5.31 feet; thence South 00 degrees 27 minutes 37 seconds West, 124.84 feet; thence North 89 degrees 50 minutes 52 seconds West, 404.53 feet to the point of curvature of a curve, concave northerly, having a radius of 150.00 feet and a central angle of 27 degrees 32 minutes 22 seconds; thence run 72.10 feet along the arc of said curve to a point of reverse curvature of a curve, having a radius of 150.00 feet and central angle of 21 degrees 46 minutes 55 seconds; thence run 57.03 feet along the arc of said curve to a point of reverse curvature of a curve, having a radius of 50.00 feet and a central angle of 28 degrees 35 minutes 14 seconds; thence run 24.95 feet along the arc of said curve to the POINT OF BEGINNING.

AND

Area between phase 2 and Phase 4:
Continued

         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0165
         SEMINOLE CO. FL.
         [LANDSCAPED]

                          LEGAL DESCRIPTION CONTINUED

Part of the Northeast Quarter of the Northwest Quarter of Section 18, Township 20 South, Range 30 East, Seminole County, Florida, being described as follows:

Commence at the Southeast corner of the Northeast Quarter of the Northwest Quarter of said Section 18; thence run North 89 degrees 50 minutes 52 seconds West, along the South line of the Northeast Quarter of the Northwest Quarter of said Section 18, a distance of 1237.15 feet to the Easterly line of a 10 foot wide additional Right of Way as recorded in Official Records Book 1776, Page 1293 for Lake Emma Road formerly a 100 foot wide Right of Way as per Official Records Book 1217, Page 413, all being in the Public Records of Seminole County, Florida; thence run North 00 degrees 10 minutes 40 seconds East, along said Easterly line of the 10 foot wide additional Right of Way, 82.70 feet; thence continue along said Easterly line of a 10 foot wide additional Right of Way the following two (2) courses and distances: North 0 degrees 10 minutes 40 seconds East 64.18 feet to the point of curvature of a curve, concave Easterly, having a radius of 894.93 feet; thence run 376.02 feet along the arc of said curve, thru a central angle of 24 degrees 04 minutes 26 seconds to a point; thence departing said Right of Way and from a tangent bearing of South 24 degrees 15 minutes 06 seconds West, run South 76 degrees 18 minutes 30 seconds East, 33.26 feet to the point of curvature of a curve, concave Northerly, having a radius of 266.00 feet; thence run 185.70 feet along the arc of said curve, thru a central angle of 40 degrees 00 minutes 00 seconds to the point of tangency thereof, thence North 63 degrees 41 minutes 30 seconds East, 47.86 feet; thence North 77 degrees 51 minutes 57 seconds East, 81.08 feet; thence South 89 degrees 36 minutes 38 seconds East, 110.77 feet; thence South 00 degrees 23 minutes 22 seconds West,
270.38 feet; thence South 89 degrees 50 minutes 52 seconds East, 35.00 feet; thence South 00 degrees 23 minutes 22 seconds West, 126.52 feet for the POINT OF BEGINNING; thence continue South 00 degrees 23 minutes 22 seconds West, 124.81 feet; thence North 89 degrees 50 minutes 52 seconds West , 5.47 feet; thence North 00 degrees 27 minutes 37 seconds East, 12484 feet; thence South 89 degrees 32 minutes 23 seconds East, 5.31 feet to the POINT OF BEGINNING.

ALSO BEING DESCRIBED AS FOLLOWS:

PHASE IV (Including area between Phase 2 and Phase 4)

Part of the Northeast Quarter of the Northwest Quarter of Section 18, Township 20 South, Range 30 East, Seminole County, Florida, being described as follows:

Commence at the Southeast corner of the Northeast Quarter of the Northwest Quarter of said Section 18; thence run North 89 degrees 50 minutes 52 seconds West, along the South line of the Northeast Quarter of the Northwest Quarter of said Section 18, a distance of 1237.15 feet to the Easterly line of a 10 foot wide additional Right of Way as recorded in Official Records Book 1776, Page 1293 for Lake Emma Road, formerly a 100 foot wide Right of Way as per Official Records Book 1217, Page 413, all being in the Public Records of Seminole County, Florida; thence run North 00 degrees 10 minutes 40 seconds East, along said Easterly line of the 10 foot wide additional Right of Way, 82.70 feet to the POINT OF BEGINNING; thence continue along said Easterly line of the 10 foot wide additional Right of Way the following two (2) courses and distances; North 00 degrees 10 minutes 40 seconds East,

Continued

         OFFICIAL RECORDS
         BOOK        PAGE
         2992        0166
         SEMINOLE CO. FL.
         [LANDSCAPED]

                          LEGAL DESCRIPTION CONTINUED

64.18 feet to the point of curvature of a curve, concave Easterly, having a radius of 894.93 feet; thence run 376.02 feet along the arc of said curve, thru a central angle of 24 degrees 04 minutes 26 seconds to a point; thence departing said Right of Way and from a tangent bearing of South 24 degrees 15 minutes 06 seconds West, run South 76 degrees 18 minutes 30 seconds East, 33.26 feet to a point of curvature of a curve, concave Northerly, having a radius of 266.00 feet; thence run 185.70 feet along the arc of said curve, thru a central angle of 40 degrees 00 minutes 00 seconds to the point of tangency thereof; thence North 63 degrees 41 minutes 30 seconds East, 47.86 feet; thence North 77 degrees 51 minutes 57 seconds East, 81.08 feet; thence South 89 degrees 36 minutes 38 seconds East, 110.77 feet; thence South 00 degrees 23 minutes 22 seconds West,
270.38 feet; thence South 89 degrees 50 minutes 52 seconds East, 35.00 feet; thence South 00 degrees 23 minutes 22 seconds West 251.33 feet; thence North 89 degrees 50 minutes 52 seconds West, 410.00 feet to the point of curvature of a curve, concave Northerly, having a radius of 150.00 feet and a central angle of 27 degrees 32 minutes 22 seconds; thence run 72.10 feet along the arc of said curve to a point of reverse curvature of a curve, having a radius of 150.00 feet and a central angle of 21 degrees 46 m minutes 55 seconds; thence run 57.03 feet along the arc of said curve to a point of reverse curvature of a curve, having a radius of 50.00 feet and a central angle of 28 degrees 35 minutes 14 seconds; thence run 24.95 feet along the arc of said curve to the POINT OF BEGINNING.

ALL TOGETHER WITH:

Beneficial interests under that certain Declaration of Reciprocal Easements dated November 13, 1987, recorded in Official Records Book 1906, Page 797, Public Records of Seminole County, Florida, and that certain Supplemental Declaration of Reciprocal Easements dated August 18, 1988, recorded in Official Records Book 1988, page 1502, Public Records of Seminole County, Florida.